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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 30, 1999


                      SANTA BARBARA RESTAURANT GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       1-10576               33-0403086
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)       Identification Number)


             1200 North Harbor Boulevard, Anaheim, California 92803
                    (Address of principal executive offices)

                                 (714) 491-6400
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

            On March 30, 1999 the Board of Directors elected Mssrs. Charles Rolles and Burt Sugarman to serve as directors of the Registrant.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SANTA BARBARA RESTAURANT GROUP, INC.

Date:       April 7, 1999              By: /s/ M'LISS JONES KANE
                                           -------------------------------------
                                           M'Liss Jones Kane
                                           Senior Vice President and Secretary

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                                  EXHIBIT INDEX

            The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number

            None.